Exhibit 99.1


                              FOR: Cognizant Technology Solutions Corporation 500 Glenpointe Centre West
                                      Teaneck, NJ  07666

                            CONTACT:  Larry Gordon
                                      VP, Corporate Marketing
                                      201-678-2743
                                      lgordon@cognizant.com

FOR IMMEDIATE RELEASE

                                      Investors: Ian Bailey/Kirin Smith
                                      Press: Brian Maddox/Scot Hoffman
                                      Financial Dynamics
                                      212-850-5600
                                      shoffman@fd-us.com


                   COGNIZANT APPOINTS LAKSHMI NARAYANAN AS CEO
               *FOUNDER, CHAIRMAN AND CEO KUMAR MAHADEVA TO RETIRE
                  *ANNOUNCES OTHER SENIOR MANAGEMENT PROMOTIONS


Teaneck, NJ - December 22, 2003 - Cognizant Technology Solutions Corporation (Nasdaq: CTSH), a leading provider of IT services, today announced that founder, Chairman and CEO, Kumar Mahadeva, is retiring, and that Lakshmi Narayanan has been named CEO, and will continue to serve as President. Mr. Narayanan has also been elected to Cognizant's Board of Directors.

Francisco D'Souza, previously Senior Vice President of North American and European Operations and Business Development, has been promoted to Chief Operating Officer, a title previously held by Mr. Narayanan. Gordon Coburn, who continues as CFO, has been promoted to Executive Vice President and has assumed the additional responsibilities of Administration. John Klein, a Board Member since 1998, has been appointed non-executive Chairman.

Mr. Mahadeva, who is retiring as Chairman and CEO after 10 years of service to the Company, will remain with Cognizant through April 1, 2004 to assist in completing the transition in leadership. "Since founding Cognizant 10 years ago, we have grown from a 50 person in-house development shop to a 9,000 person global IT leader," said Mr. Mahadeva. "I am proud to have led Cognizant's growth to this point, and to leave Lakshmi with a strong platform for future growth. Over the last several years, we have built a world-class management team. As a member of this team, Lakshmi has already played an integral role in the Company's success, and I am confident in his ability to lead Cognizant's next phase of growth."

"I am honored to have been appointed to lead Cognizant as we continue to execute on our successful strategy," said Lakshmi Narayanan, President and CEO. "Over the last few years, we have broadened our management team by recruiting and promoting key people in our client service and delivery organizations, creating the foundation for Francisco, Gordon and me to lead the Company forward. This leadership team, which has worked together for seven years, has played a key role in formulating and executing the strategy that has made Cognizant the fastest-growing company in offshore IT services."

In addition to his current role in leading the Company's North American and European services delivery and client relationship management platforms, Mr. D'Souza, COO, assumes responsibility for Cognizant's India-based delivery organization. "As we move to a global, vertically focused organization, today's promotions will further enhance the value of our services to our customers and create new and exciting opportunities for our employees," said Mr. D'Souza.

"We continue to build the facilities, processes and systems required to meet the strong demand from our clients and to leverage our infrastructure as we grow," said Gordon Coburn, CFO. "Based on ongoing discussions with clients about their plans for leveraging Cognizant's capabilities next year and the continuing strength of our sales pipeline, we believe that 2004 will be another year of industry-leading growth for Cognizant."

Mr. Narayanan, 50, has been instrumental in formulating Cognizant's strategy and building the Company's delivery capabilities in India, where he will continue to be based. He has more than 25 years of experience in the IT industry, including ten years managing divisions and business units in Europe, India, and the United States. Prior to joining Cognizant in 1994, he was the regional head of Tata Consultancy Services in India. Mr. Narayanan holds a BS and MS in Science and Electronics and an MBA from the Indian Institute of Science.

Mr. D'Souza, 35, who continues to be based in the U.S., has 15 years experience in the IT industry, in both operational and advisory roles. He was part of the team that founded Cognizant in 1994. While at Cognizant, he has set up North American and European operations - including the client services organization, regional sales and delivery teams - and established HR and recruiting functions for the Company. Mr. D'Souza obtained a Bachelor's degree in Business Administration from the University of East Asia and an MBA from Carnegie-Mellon University.

Mr. Coburn, 39, has 15 years of financial management experience in the IT industry. Prior to joining Cognizant as CFO in 1996, he spent six years with The Dun & Bradstreet Corporation, where he was Group CFO for venture capital and high technology information/software businesses, and held key financial management positions at the operating and staff levels. Mr. Coburn obtained his BA from Wesleyan University and an MBA from The Amos Tuck School at Dartmouth College. He is a member of the Board of Directors of the IT Services Division of ITAA.

Mr. Klein, 62, is CEO of Polarex, Inc., a software and services consulting firm, and a venture consultant to Trident Capital, a venture capital firm. Prior to founding Polarex, Mr. Klein was CEO of MDIS Group, PLC, a publicly listed UK company in the software and services industry. Previously, he held executive positions at Digital Equipment Corporation and IBM.

About Cognizant Technology Solutions

Cognizant Technology Solutions Corporation (Nasdaq: CTSH) is a leading provider of IT services. Focused on delivering strategic information technology solutions that address the complex business needs of its clients, Cognizant provides applications management, development, integration, and re-engineering, infrastructure management, business process outsourcing, and a number of related services such as enterprise consulting, technology architecture, program management and change management through its onsite/offshore outsourcing model.

Cognizant's more than 9,000 employees are committed to partnerships that sustain long-term, proven value for customers by delivering high-quality, cost-effective solutions through its development centers in India and Ireland, and onsite client teams. Cognizant maintains P-CMM and SEI-CMM Level 5 assessments from an independent third-party assessor and was recently ranked #1 in Forbes' Hot Shots 200 Up & Comers and ranked as the top information technology company in BusinessWeek's Hot Growth Companies. Further information about Cognizant can be found at http://www.cognizant.com.

This press release includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although Cognizant believes the expectations contained in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Potential risks and uncertainties that could cause or contribute to differences include, but are not limited to: (i) the significant fluctuations of Cognizant's quarterly operating results caused by a variety of factors, many of which are not within Cognizant's control, including (a) the number, timing, scope and contractual terms of application design, development and maintenance projects, (b) delays in the performance of projects, (c) the accuracy of estimates of costs, resources and time to complete projects, (d) seasonal patterns of Cognizant's services required by customers, (e) levels of market acceptance for Cognizant's services,
(f) potential adverse impacts of new tax legislation, and (g) the hiring of additional staff; (ii) changes in Cognizant's billing and employee utilization rates; (iii) Cognizant's ability to manage its growth effectively, which will require Cognizant (a) to increase the number of its personnel, particularly skilled technical, marketing and management personnel, (b) to find suitable acquisition candidates to support geographic expansion, and (c) to continue to develop and improve its operational, financial, communications and other internal systems, in the United States, India and Europe; (iv) Cognizant's reliance on key customers and large projects; (v) the highly competitive nature of the markets for Cognizant's services; (vi) Cognizant's ability to successfully address the continuing changes in information technology, evolving industry standards and changing customer objectives and preferences; (vii) Cognizant's reliance on the continued services of its key executive officers and leading technical personnel; (viii) Cognizant's ability to attract and retain a sufficient number of highly skilled employees in the future; (ix) Cognizant's ability to protect its intellectual property rights; (x) the concentration of Cognizant's operations in India and the related geo-political risks of local and cross-border conflicts; (xi) terrorist activity, the threat of terrorist activity, and responses to and results of terrorist activity and threats, including, but not limited to, effects, domestically and/or internationally, on Cognizant, its personnel and facilities, its customers and suppliers, financial markets and general economic conditions; (xii) the effects, domestically and/or internationally, on Cognizant, its personnel and facilities, its customers and suppliers, financial markets and general economic conditions arising from hostilities involving the United States in Iraq or elsewhere; (xiii) a breach of the Distribution Agreement entered into between the Company and IMS Health;
(xiv) a change in the Company's intent to repatriate undistributed earnings; and
(xv) general economic conditions. Such forward-looking statements include risks and uncertainties; consequently, actual transactions and results may differ materially from those expressed or implied thereby.

Additional information on factors that may affect the business and financial results of the companies can be found in filings of the companies made from time to time with the Securities and Exchange Commission.